SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.     )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

Corporate Property Associates 17 — Global Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notice of Annual Meeting of Stockholders
PROXY STATEMENT MAY 1, 2008
QUESTIONS & ANSWERS
ELECTION OF DIRECTORS
NOMINATING PROCEDURES
NOMINEES FOR THE BOARD OF DIRECTORS
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
AUDIT COMMITTEE MATTERS
REPORT OF THE AUDIT COMMITTEE
BOARD MEETINGS AND DIRECTORS’ ATTENDANCE
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS – FISCAL 2007
BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SECURITIES OWNERSHIP BY MANAGEMENT
DIRECTOR AND OFFICER STOCK OWNERSHIP
CODES OF ETHICS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SHAREHOLDER COMMUNICATIONS

May 1, 2008

Notice of Annual Meeting of Stockholders
to be Held Thursday, June 12, 2008

Dear CPA®:17 – Global Shareholder,

On Thursday, June 12, 2008, Corporate Property Associates 17 – Global Incorporated (“CPA®:17 – Global”) will hold its 2008 Annual Meeting of Stockholders at CPA®:17 – Global’s executive offices, 50 Rockefeller Plaza, New York, New York, 10020. The meeting will begin at 4:00 p.m.

We are holding this annual meeting:

•	To elect six Directors for one year terms expiring in 2009; and

•	To transact such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS OF CPA®:17 – GLOBAL RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR.

Only stockholders who owned stock at the close of business on April 18, 2007 are entitled to vote at the Annual Meeting or any adjournment or postponement thereof.

CPA®:17 – Global mailed this Proxy Statement, proxy, and its Annual Report to its stockholders on or about May 1, 2008.

By Order of the Board of Directors

Susan C. Hyde
Managing Director and Secretary

It is important that your shares be represented and voted at the Annual Meeting, whether or not you attend the Annual Meeting. You may vote your shares by marking your votes on the enclosed proxy, signing and dating it and mailing it in the business reply envelope provided. You may also authorize your proxy by telephone or on the Internet by following the instructions on the enclosed proxy. If you attend the Annual Meeting, you may withdraw your proxy and vote in person.

CORPORATE PROPERTY ASSOCIATES 17 – GLOBAL INCORPORATED

PROXY STATEMENT
MAY 1, 2008

QUESTIONS & ANSWERS

The accompanying proxy is solicited by the Board of Directors of Corporate Property Associates 17 – Global Incorporated, a Maryland corporation, for use at its annual meeting of stockholders (the “Annual Meeting”) to be held on June 12, 2008 at 50 Rockefeller Plaza, New York, New York, 10020 at 4:00 p.m. local time, or any adjournment thereof. As used herein, “CPA®:17 – Global”, the “Company”, “we” and “us” refer to Corporate Property Associates 17 – Global Incorporated.

No Director has informed us that he or she intends to oppose any action intended to be taken by CPA®:17 – Global.

Who is soliciting my proxy?

The Directors of CPA®:17 – Global are sending you this Proxy Statement and enclosed proxy.

Who is entitled to vote at the Annual Meeting?

Stockholders of CPA®:17 – Global as of the close of business April 18, 2008 (the “record date”) are entitled to vote at the Annual Meeting or at any postponement or adjournment of the Annual Meeting.

How many shares may vote?

At the close of business on the record date, April 18, 2008, CPA®:17 – Global had 9,087,780 shares outstanding and entitled to vote. Every shareholder is entitled to one vote for each share held.

How do I vote?

You may vote your shares either by attending the Annual Meeting or by submitting a proxy by mail, by telephone or on the Internet. To vote by proxy, sign and date the enclosed proxy and return it in the enclosed envelope, or follow the instructions on the enclosed proxy for authorizing your proxy by telephone or Internet. If you return your proxy by mail but fail to mark your voting preference, your shares will be voted FOR each of the nominees. We suggest that you return a proxy even if you plan to attend the Annual Meeting.

May I revoke my proxy?

Yes, you may revoke your proxy at any time before the meeting by notifying CPA®:17 – Global’s secretary in writing or submitting a new proxy in writing, or by voting in person at the Annual Meeting. The mailing address of CPA®:17 – Global is 50 Rockefeller Plaza, New York, New York 10020. You should mail your notice of revocation of proxy to that address.

What is a “quorum”?

A “quorum” is the presence, either in person or represented by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting. There must be a quorum for the meeting to be held. Votes that are withheld as to any nominee will be considered present for the purpose of determining the presence of a quorum, but will have the same effect as votes against the nominee.

What vote is needed to approve the election of each of the nominees as Director?

Each shareholder is entitled to one vote for each share of regular common stock registered in the shareholder’s name on the record date. With respect to the election of Directors, each share may be voted for as many individuals as there are Directors to be elected and for whose election the share is entitled to be voted. The affirmative vote of the holders of a majority of our shares present in person or by proxy at a meeting of stockholders duly called and at which a quorum is present is required to elect a Director. Any other proposal must receive the affirmative vote of a majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present.

How is my vote counted?

If you properly execute a proxy in the accompanying form, and if we receive it prior to voting at the Annual Meeting, the shares that the proxy represents will be voted in the manner specified on the proxy. If no specification is made, the common stock will be voted FOR the nominees for Director and as recommended by our Board of Directors with regard to all other matters in its discretion.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the Annual Meeting, who will determine whether or not a quorum is present. In accordance with Maryland law, abstentions are counted for the purposes of determining the presence or absence of a quorum for the transaction of business. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote.

How will voting on shareholder proposals be conducted?

We do not know of other matters which are likely to be brought before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, your signed proxy gives authority to the persons named in the enclosed proxy to vote your shares on those matters in accordance with their best judgment.

Who will pay the cost for this proxy solicitation and how much will it cost?

CPA®:17 – Global will pay the cost of preparing, assembling and mailing this Proxy Statement, the Notice of Meeting and the enclosed proxy. In addition to the solicitation of proxies by mail, we may utilize some of the officers and employees of our advisor and affiliate, Carey Asset Management Corp. and/or its affiliates (who will receive no compensation in addition to their regular salaries), to solicit proxies personally and by telephone. Currently, we do not intend to retain a solicitation firm to assist in the solicitation of proxies, but if sufficient proxies are not returned to us, we may retain an outside firm to assist in proxy solicitation for a fee estimated to be $8,000 or less, plus out-of-pocket expenses. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the Proxy Statement to their principals and to request authority for the execution of proxies, and will reimburse such persons for their expenses in so doing. We expect the total cost of this proxy solicitation, assuming an outside solicitation firm is not needed, to be approximately $20,000.

When are shareholder proposals for the 2009 annual meeting due?

We must receive at our principal executive offices any proposal which a shareholder intends to present at CPA®:17 – Global’s 2009 Annual Meeting no later than January 2, 2009 in order to be included in CPA®:17 – Global’s Proxy Statement and form of proxy relating to the 2009 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In addition, nominations by stockholders of candidates for director or proposals of other business by stockholders, whether or not intended to be included in our proxy materials, must be submitted in accordance with our bylaws in order to be considered at our 2009 Annual Meeting. Our bylaws currently provide that, in order to bring any business or nominations before an annual meeting of stockholders, the shareholder must give timely notice of such nomination or proposal in writing to the secretary of CPA®:17 – Global. To be timely, a shareholder’s notice must contain all the information set forth in Section 11 of Article II of our bylaws and be delivered to the secretary of CPA®:17 – Global at the principal executive offices of CPA®:17 – Global not earlier than 150 days nor later than 5:00 p.m., New York City Time, on the 120th day prior to the first anniversary of the mailing of the notice for the preceding year’s annual meeting (unless the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year’s annual meeting, in which case the notice must be delivered to our secretary not earlier than 150 days prior to the date of the annual meeting and not later than 5:00 p.m., New York City Time, on the later of the 120th day prior to the date of the annual meeting or the tenth day following the day on which public announcement of the date of the meeting is first made). Accordingly, under our current bylaws, a shareholder nomination or proposal intended to be considered at the 2009 Annual Meeting must be received by us no earlier than December 2, 2008 and not later than January 2, 2009. Our secretary will provide a copy of our bylaws upon written request and without charge.

ELECTION OF DIRECTORS

At the Annual Meeting, you and the other stockholders will elect six Directors, each to hold office until the next Annual Meeting of stockholders except in the event of death, resignation or removal. If a nominee is unavailable for election, proxies will be voted for another person nominated by the Board of Directors. Currently, the Board is unaware of any circumstances which would result in a nominee being unavailable. All of the nominees, except for Marshall E. Blume, are now members of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR.

NOMINATING PROCEDURES

CPA®:17 – Global’s Board of Directors has not designated a separate nominating committee. The Board of Directors does not believe that a separate nominating committee is necessary because the full Board of Directors develops and reviews background information for all candidates for the Board of Directors, including those recommended by stockholders. Pursuant to CPA®:17 – Global’s Charter, the Independent Directors act together to evaluate and nominate other Independent Directors. If there are no Independent Directors at a particular time, then Independent Directors shall be nominated by the full Board. Affiliated Directors (those who are officers or are not otherwise considered independent) similarly act together to evaluate and nominate other Affiliated Directors. If there are no Affiliated Directors, then Affiliated Directors may be nominated by the full Board.

Any stockholders entitled to vote at any regular or special meeting of stockholders may recommend Director candidates for inclusion by the Board of Directors in the slate of nominees which the Board recommends to stockholders for election. The qualifications of recommended candidates will be reviewed by the Board. If the Board determines to nominate a shareholder-recommended candidate and recommends his or her election as a Director by the stockholders, his or her name will be included in the Proxy Statement and proxy card for the shareholder meeting at which his or her election is recommended.

Assuming that appropriate biographical and background material is provided for candidates recommended by stockholders, the Board will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members or by other persons. The process followed by the Board to identify and evaluate candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Board. The Board is authorized to retain advisers and consultants and to compensate them for their services. The Board did not retain any such advisers or consultants during 2007. In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended Director nominees, including candidates recommended by stockholders, the Board will apply the criteria which are set forth in our Charter. These criteria include the candidate’s integrity, business acumen, age, experience, diligence, potential conflicts of interest and the ability to act in the interests of all stockholders. The Board does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the Directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

All stockholder proposals relating to the nomination of a Director must be received by CPA®:17 – Global’s secretary in writing not earlier than 150 days nor later than 5:00 p.m., New York City Time, on the 120th day prior to the first anniversary of the mailing of the notice for the preceding year’s annual meeting (unless the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year’s annual meeting, in which case the stockholder nomination must be received by our secretary not earlier than

150 days prior to the date of the annual meeting and not later than 5:00 p.m., New York City Time, on the later of the 120th day prior to the date of the annual meeting or the tenth day following the day on which public announcement of the date of the meeting is first made).

The nominating stockholder’s notice must set forth, as to each individual whom the stockholder proposes to nominate for election or re-election as a Director:

•	the name, age, business address and residence address of such individual;

•	the class, series and number of any shares of stock of CPA®:17 – Global that are beneficially owned by such individual;

•	the date such shares were acquired and the investment intent of such acquisition; and

•	all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

Also, the stockholder giving notice must provide:

•	as to such stockholder and any Stockholder Associated Person*, the class, series and number of all shares of stock of CPA®:17 – Global which are owned by such stockholder and by such Stockholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person;

•	as to such stockholder and any Stockholder Associated Person, the name and address of such stockholder, as they appear on CPA®:17 – Global’s stock ledger and current name and address, if different, and of such Stockholder Associated Person; and

•	to the extent known by such stockholder, the name and address of any other stockholder supporting the nominee for election or re-election as a Director.

The Board may require any proposed nominee to furnish such other information as may reasonably be required by CPA®:17 – Global or the Board to determine the eligibility of such proposed nominee to serve as a Director. The Board will consider a recommendation only if appropriate biographical information and background material is provided on a timely basis. The chairman of the meeting of stockholders held for purposes of voting on the proposed nominee’s election shall, if the facts warrant, determine and declare to the stockholders at such meeting that a nomination was not made in accordance with the foregoing procedures. If the chairman should so determine, he or she shall declare that the defective nomination shall be disregarded.

NOMINEES FOR THE BOARD OF DIRECTORS

Unless otherwise specified, proxies will be voted for the election of the named nominees. If a nominee is unavailable for election, the Board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee. No circumstances are presently known that would render the nominees unavailable. Each of the nominees, except Mr. Marshall E. Blume, is now a member of the Board of Directors.

* “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of CPA®:17 – Global owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.

Detailed information on each nominee for election to the Board of Directors is provided below.

Wm. Polk Carey
Age: 77
Director Since: 2007

Mr. Carey serves as Chairman of the Board of Directors. Mr. Carey also serves as a Director and Chairman of Corporate Property Associates 14 Incorporated (“CPA®:14”) since 1997, Corporate Property Associates 15 Incorporated (“CPA®:15”) since 2001, Corporate Property Associates 16 Incorporated – Global (“CPA®:16 – Global”) since 2003 and W. P. Carey & Co. LLC since 1997. He also serves as Chairman of the Board of Carey Asset Management Corp., CPA®:17 – Global’s advisor. Mr. Carey was also Co-CEO of CPA®:14, CPA®:15 and CPA®:16 – Global from 2002 through March 2005. Mr. Carey has been active in lease financing since 1959 and a specialist in net leasing of corporate real estate property since 1964. Before founding W. P. Carey & Co., Inc. in 1973, he served as Chairman of the Executive Committee of Hubbard, Westervelt & Mottelay (now Merrill Lynch Hubbard), head of Real Estate and Equipment Financing at Loeb, Rhoades & Co. (now Lehman Brothers), and Vice Chairman of the Investment Banking Board and Director of Corporate Finance of duPont Glore Forgan Inc. A graduate of the University of Pennsylvania’s Wharton School, Mr. Carey also received his Sc.D. honoris causa from Arizona State University, D.C.S. honoris causa from The City University of New York and D.C.L. honoris causa from the University of the South. He is a Trustee of The Johns Hopkins University and of other educational and philanthropic institutions. He serves as Chairman and a Trustee of the W. P. Carey Foundation and as Chairman of the Penn Institute for Economic Research. In the fall of 1999, Mr. Carey was Executive-in-Residence at Harvard Business School.

Gordon F. DuGan
Age: 41
Director Since: 2007

Mr. DuGan, our Chief Executive Officer, also serves as a Director, President and CEO of W. P. Carey & Co. LLC and Carey Asset Management Corp., CPA®:17 – Global’s advisor. Mr. DuGan has served as CEO and a Director of CPA®:14 from 2005 until 2006 and since June 2007, CPA®:15 since 2005 and CPA®:16 – Global since 2003. Mr. DuGan joined W. P. Carey & Co. LLC as Assistant to the Chairman in 1988. From October 1995 until February 1997 he was chief financial officer of a Colorado-based wireless communications equipment manufacturer. He rejoined W. P. Carey & Co. LLC as Deputy Head of Investment in February 1997 and was appointed Co-CEO in 2002 and CEO in 2005. Mr. DuGan also serves as a Trustee of the W. P. Carey Foundation and is on the Boards of the National Association of Real Estate Investment Trusts (NAREIT), the New York Pops and the Hewitt School. He is a member of the Young Presidents Organization and the Council on Foreign Relations. Mr. DuGan received his B.S. in Economics from the Wharton School at the University of Pennsylvania.

Marshall E. Blume*
Age: 67

Mr. Blume has served as an Independent Director and a member of the Audit Committees of CPA®:14 since April 2007, CPA®:15 since April 2007 and CPA®:16 — Global from April 2007 to April 2008. Mr. Blume is the Howard Butcher III Professor of Financial Management at the Wharton School of the University of Pennsylvania and Director of the Rodney L. White Center for Financial Research, also at the Wharton School. Mr. Blume has been associated with the Wharton School since 1967. Mr. Blume is also a partner in Prudent Management Associates, a registered investment advisory firm, since 1982, and Chairman and President of Marshall E. Blume, Inc., a consulting firm, for over 25 years. He is an Associate Editor of the Journal of Fixed Income, Pensions, and the Journal of Portfolio Management. He is currently a member of the Board of Managers of the Measey Foundation, which is dedicated to the support of medical education in the Philadelphia area. He is a member of the S&P Academic Advisor Board, the Finance Committee of the Rosemont School of the Holy Child, the Shadow Financial Regulatory Committee and the Financial Economist Roundtable. Mr. Blume is a former trustee of Trinity College (Hartford) and the Rosemont School. Mr. Blume received his S.B. from Trinity College, and both his MBA and Ph.D. from the University of Chicago.

Elizabeth P. Munson*
Age: 51
Director Since: 2007

Ms. Munson serves as an Independent Director on the Audit Committee of the Board of Directors. Ms. Munson has also served as an Independent Director and a member of the Audit Committees of CPA®:14 from December 2006 until September 2007, CPA®:15 since 2003 and CPA®:16 – Global since April 2004. Ms. Munson is the President and a Director of The Rockefeller Trust Company (New York) and The Rockefeller Trust Company (Delaware), joining those companies in June 2001. Ms. Munson is also a Managing Director of, and head of Wealth Management Services for, Rockefeller & Co. Prior to joining Rockefeller, she was a partner in the Private Clients Group of White & Case LLP from January 1993 to June 2001 and an associate at White & Case LLP from October 1983. Ms. Munson serves on the Board of Advisors of the Wildlife Conservation Society, Bronx, New York, is a member of the Board of Managers, Vice President and Secretary of Episcopal Social Services, New York, New York, is a member of the Board of Directors and President of United Neighbors of East Midtown, New York, New York and is a member of the Board of Trustees and Secretary, and a Chair of the Audit Committee, of Friends of WWB/USA Inc., New York, New York. Ms. Munson received her B.A. from Yale University, her J.D. from Harvard University and her Masters in Tax Law from New York University.

Richard J. Pinola*
Age: 62
Director Since: 2007

Mr. Pinola has served as an Independent Director and Chairman of the Audit Committee of the Board of Directors since October 2007. Mr. Pinola has also served as an Independent Director and Chairman of the Audit Committees of CPA®:14 from July 2006 to April 2008, CPA®:15 from August 2006 to September 2007 and CPA®:16 – Global since August 2006. Mr. Pinola served as Chief Executive Officer and Chairman of Right Management Consultants from 1994 through 2004. He served as a Director of the company from 1990 and as CEO from 1992 until Right Management was purchased by Manpower Inc. Prior to joining Right Management Consultants, Mr. Pinola was President and Chief Operating Officer of Penn Mutual Life Insurance Company, an $8 billion diversified financial service firm. He was also a CPA with PriceWaterhouse and Co. Mr. Pinola is a Director on the Boards of: K-Tron International, Kenexa Inc., Bankrate.com and Nobel Learning Communities, where he serves as chairman of two audit committees and on various other committees. He is also on the Boards of the Visiting Nurses Association and King’s College. He has also served on the Boards of Directors of the American Lung Association, Janney Montgomery Scott, the Life Office Management Association and the Horsham Clinic. Mr. Pinola was the Founder and Director of The Living Wills Archive Company and a Founder and Board member of the Mutual Association for Professional Services. Mr. Pinola received his B.S. in Accounting from King’s College.

James D. Price*
Age: 69
Director Since: 2007

Mr. Price serves as an Independent Director on the Audit Committee of the Board of Directors. He has also served as an Independent Director and a member of the Audit Committees of CPA®:14 from September 2005 to April 2006 and then from December 2006 to the present (Chairman of the Committee since April 2008), CPA®:15 since June 2006 (Chairman of the Committee since September 2007) and CPA®:16 – Global from September 2005 to September 2007. Mr. Price has over 37 years of real estate experience in the U.S. and foreign markets, including significant experience in structuring mortgage loans, leveraged leases, credit leases and securitizations involving commercial and industrial real estate. He is the President of Price & Marshall, Inc., a corporate equipment and real estate financing boutique which he founded in 1993. From March 1990 to October 1993, he worked at Bear Stearns & Co., Inc., where he structured and negotiated securitizations of commercial mortgages and corporate financings of real and personal property. From March 1985 to March 1990, he served as a Managing Director at Drexel Burnham Lambert Incorporated and as an Executive Vice President at DBL Realty, its real estate division. He also served in various capacities at Merrill Lynch & Co., including serving as manager of the Private Placement

Department from 1970 to 1980, as a founder of Merrill Lynch Leasing, Inc. in 1976 and as Chairman of the Merrill Lynch Leasing, Inc. Investment Committee from 1976 to 1982. Mr. Price received his B.A. from Syracuse University and his M.B.A. from Columbia University.

* Independent Director

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Jan F. Kärst
Age: 44

Mr. Kärst was appointed President of CPA®:17 – Global in October 2007 and has served as Managing Director of W. P. Carey & Co. LLC since 2005. He also serves as Managing Director and Chief Operating Officer of W. P. Carey International LLC. Mr. Kärst joined W. P. Carey & Co. LLC in 1992 as a Senior Analyst and Assistant to the Chairman. Mr. Karst left W. P. Carey & Co. LLC to pursue his Masters of Business Administration degree at Duke University’s Fuqua School of Business in 1994. After receiving his MBA in 1996, Mr. Kärst joined Deutsche Bank’s Associate Program and became Assistant Vice President and Vice President. Mr. Kärst returned to W. P. Carey & Co. LLC’s Investment Department in 2000 and was promoted to Director in 2001 and to Managing Director in 2005. Mr. Kärst serves as a Trustee of the W. P. Carey Foundation. He also serves on the Board of Overseers of the Rensselaerville Institute and is Chairman of the Real Estate Committee of the US India Business Council. Mr. Kärst attended Germany’s University of Konstanz and received his BA in Economics from Colorado College.

Mark J. DeCesaris
Age: 49

Mr. DeCesaris has served as Acting Chief Financial Officer, Chief Administrative Officer and Managing Director for W. P. Carey & Co. LLC, CPA®:14, CPA®:15 and CPA®:16 – Global since 2005, and CPA®:17 – Global since October 2007. Mr. DeCesaris had previously been a consultant to W. P. Carey & Co. LLC’s finance department. Prior to joining W. P. Carey & Co. LLC, from 2003 to 2004, Mr. DeCesaris was Executive Vice President for Southern Union Company, a natural gas energy company publicly traded on the New York Stock Exchange, where his responsibilities included overseeing the integration of acquisitions and developing and implementing a shared service organization to reduce annual operating costs. From 1999 to 2003, he was Senior Vice President for Penn Millers Insurance Company, a property and casualty insurance company where he served as President and Chief Operating Officer of Penn Software, a subsidiary of Penn Millers Insurance. From 1994 to 1999, he was President and CEO of System One Solutions, a business consulting firm that he founded. He started his career with Coopers & Lybrand in Philadelphia, PA. Mr. DeCesaris graduated from Kings College with a BS in Accounting and a BS in Information Technology. He currently serves as a member of the Board of Trustees of Kings College.

John D. Miller
Age: 63

Mr. Miller, Chief Investment Officer, has served as CIO for CPA®:14, CPA®:15 and CPA®:16 – Global since 2005 and CPA®:17 – Global since October 2007. Mr. Miller joined W. P. Carey & Co. LLC in 2004 as Vice Chairman of Carey Asset Management Corp. and has served as CIO of W. P. Carey & Co. LLC since 2005. Mr. Miller was a Co-founder of StarVest Partners, L.P., a technology oriented, venture capital fund. He was Chairman and President of the StarVest management company and served on a number of boards of its portfolio companies until the end of the fund’s active investment period in 2005. Mr. Miller continues to retain a Non-Managing Member interest in StarVest. From 1995 to 1998, Mr. Miller served as President of Rothschild Ventures Inc., the private investment unit of Rothschild North America, a subsidiary of the worldwide Rothschild Group, where he helped raise and was Co-chair of the Rothschild Recovery Fund. Prior to joining Rothschild, Mr. Miller held positions at two private equity firms, Credit Suisse First Boston’s Clipper Capital Associates, Inc. and Starplough Inc., an affiliate of Rosecliff, Inc. Mr. Miller previously served in investment positions at the Equitable for 24 years, including serving as President and CEO of Equitable Capital Management Corporation and as head of its Corporate Finance Department. He currently serves on the Board of CKX, Inc. and sits on a number of its committees. He received his B.S. from the University of Utah and an M.B.A. from the University of Santa Clara.

Thomas E. Zacharias
Age: 54

Mr. Zacharias has served as Chief Operating Officer and Managing Director since October 2007. He joined W. P. Carey & Co. LLC in 2002 and has served as Managing Director and Chief Operating Officer of W. P. Carey & Co. LLC, CPA®:14 and CPA®:15 since 2005, CPA®:17 – Global since October 2007 and President of CPA®:16 – Global since 2003. Mr. Zacharias previously served as an Independent Director of CPA®:14 from 1997 to 2001 and CPA®:15 in 2001. Prior to joining W. P. Carey & Co. LLC, Mr. Zacharias was a Senior Vice President of MetroNexus North America, a Morgan Stanley Real Estate Funds Enterprise capitalized for the development of internet data centers. Prior to joining MetroNexus in 2000, Mr. Zacharias was a Principal at Lend Lease Development U.S., a subsidiary of Lend Lease Corporation, a global real estate investment management company. Between 1981 and 1998 Mr. Zacharias was a senior officer at Corporate Property Investors, which at the time of its merger into Simon Property Group in 1998 was the largest private equity REIT. He is a member of the Urban Land Institute, International Council of Shopping Centers and NAREIT, and served as a Trustee of Groton School in Groton, Massachusetts from 2003 to 2007. Mr. Zacharias received his undergraduate degree, magna cum laude, from Princeton University and his Masters in Business Administration from Yale School of Management.

AUDIT COMMITTEE MATTERS

Audit Committee

Our Board of Directors has established the Audit Committee in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee meets on a regular basis at least quarterly and throughout the year as necessary. The Audit Committee’s primary function is to assist the Board of Directors in monitoring the integrity of our financial statements, the compliance with legal and regulatory requirements and independence qualifications and performance of our internal audit function and Independent Registered Public Accounting Firm, all in accordance with the Audit Committee charter. The Directors who serve on the Audit Committee are all “independent” as defined in our By-Laws and the New York Stock Exchange listing standards and applicable rules of the Securities and Exchange Commission. The Audit Committee is currently comprised of Marshall E. Blume, Elizabeth P. Munson, Richard J. Pinola (Chairman) and James D. Price. Our Board of Directors has determined that Mr. Pinola, an Independent Director, is a “financial expert” as defined in Item 407 of Regulation S-K under the Securities Act of 1933, as amended. Our Board of Directors has adopted a formal written charter for the Audit Committee, which is attached as an appendix to this Proxy Statement and can be found on our website (www.cpa17.com) in the “Corporate Governance” section.

REPORT OF THE AUDIT COMMITTEE

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Commission, nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company incorporates it by specific reference.

The Audit Committee reports as follows with respect to the audit of CPA®:17 – Global’s fiscal 2007 audited financial statements.

Two Audit Committee meetings were held during 2007.

The Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2007 with the management of CPA®:17 – Global.

The Committee has discussed with the Independent Registered Public Accounting Firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended. The Committee has received written disclosures and the letter from the Independent Registered Public Accounting Firm required by Independence Standards Board Standard No. 1 and has discussed with the Independent Registered Public Accounting Firm their independence from CPA®:17 – Global and its affiliates and, based on review and discussions of CPA®:17 – Global’s audited financial statements with management and discussions with the Independent Registered Public Accounting Firm, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2007 be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Richard J. Pinola, Chairman
Marshall E. Blune
Elizabeth P. Munson
James D. Price

Fees Billed By PricewaterhouseCoopers LLP During Fiscal Year 2007

The following table sets forth the approximate aggregate fees billed to CPA®:17 – Global during fiscal year 2007 by PricewaterhouseCoopers LLP, categorized in accordance with SEC definitions and rules:

2007

Audit Fees(1)	$270,609
Audit Related Fees(2)	0
Tax Fees(3)	0
All Other Fees($)(4)	0

Total Fees	$270,609

(1)	Audit Fees: This category consists of fees for professional services rendered for the audits of CPA®:17 – Global’s fiscal 2007 financial statements and the review of the financial statements included in the Quarterly Reports on Form 10-Q for the quarter ended September 30, 2007 and other audit services, including SEC registration statement review and the related issuance of comfort letters and consents.

(2)	Audit Related Fees: This category consists of audit related services performed by PricewaterhouseCoopers LLP. No fees were billed for assurance and audit related services rendered by PricewaterhouseCoopers LLP for the year ended December 31, 2007.

(3)	Tax Fees: This category consists of fees billed to CPA®:17 – Global by PricewaterhouseCoopers LLP for tax compliance and consultation services. No tax fees were billed for services rendered by PricewaterhouseCoopers LLP for the year ended December 31, 2007.

(4)	All Other Fees: No fees were billed for other services rendered by PricewaterhouseCoopers LLP for the period from the inception of CPA®:17 – Global (February 20, 2007) to the year ended December 31, 2007.

Pre-Approval By Audit Committee

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the Independent Registered Public Accounting Firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The Independent Registered Public Accounting Firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the Independent Registered Public Accounting Firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

BOARD MEETINGS AND DIRECTORS’ ATTENDANCE

There were two Audit Committee meetings and no regular quarterly Board meetings held in 2007 and each Director attended at least seventy-five percent of the Audit Committee meetings held while he or she was a Director, except for Elizabeth P. Munson, who was appointed to the Board in October 2007 and attended one out of two meetings held while she was on the Board. The Board of Directors of CPA®:17 – Global does not have standing nominating or compensation committees.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS – FISCAL 2007

We have no employees. Day-to-day management functions are performed by Carey Asset Management Corp. or its affiliates. During 2007, we did not pay any compensation to our Executive Officers. We have not paid, and do not intend to pay, any annual compensation to our Executive Officers for their services as officers; however, we reimburse our advisor for the services of its personnel, including those who serve as our officers pursuant to the advisory agreement. Please see the section titled “Certain Relationships and Related Transactions” for a description of the contractual arrangements between us and W. P. Carey & Co. LLC and its affiliates.

CPA®:17 – Global pays its Directors who are not officers $18,000 per year for their services as Directors on a quarterly basis, which includes attendance fees of up to $1,667 per year. In addition, the Chairman of the Audit Committee receives up to $6,000 per year on a quarterly basis (pro-rated to the extent such Director also serves as Chairman of the Audit Committee for other CPA® REITs). During 2007, the Directors as a group received $13,583 in fees. Wm. Polk Carey and Gordon F. DuGan did not receive compensation for serving as Directors.

Total Fees Earned
Director	or Paid in Cash ($)*

Elizabeth P. Munson	4,500
Richard J. Pinola	5,000
James D. Price	4,083

Total	13,583

*	Total Director compensation.

Effective as of the date of the 2008 Annual Meeting, the compensation we pay to each of our independent directors will include an annual cash retainer of $19,333; an additional annual cash retainer of $6,000 for the Chairman of the Audit Committee; $1,000 for in-person attendance at each regular quarterly board meeting; and, an annual grant of $10,000 of shares of our common stock, valued based upon our most recently published net asset value.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Securities and Exchange Commission regulations require the disclosure of the compensation policies applicable to Executive Officers in the form of a report by the compensation committee of the Board of Directors (or a report of the full Board of Directors in the absence of a compensation committee). As noted above, CPA®:17 – Global has no employees and pays no direct compensation. As a result, CPA®:17 – Global has no compensation committee and the Board of Directors has not considered a compensation policy for employees and has not included a report with this Proxy Statement. Pursuant to the advisory agreement, CPA®:17 – Global reimburses an affiliate of W. P. Carey & Co. LLC for CPA®:17 – Global’s proportional share of the cost incurred by affiliates of W. P. Carey & Co. LLC in paying Wm. Polk Carey and Gordon F. DuGan, in connection with their services on behalf of the Company, other than as Directors. Please see the section titled “Certain Relationships and Related Transactions” for additional details regarding reimbursements to W. P. Carey & Co. LLC and its affiliates.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

As noted above, CPA®:17– Global’s Board of Directors has not appointed a compensation committee. None of the members of the CPA®:17 – Global Board are involved in a relationship requiring disclosure as an interlocking Executive Officer/Director or under Item 404 of Regulation S-K or as a former officer or employee of CPA®:17 – Global.

SECURITIES OWNERSHIP BY MANAGEMENT

“Beneficial Ownership” as used herein has been determined in accordance with the rules and regulations of the Securities and Exchange Commission and is not to be construed as a representation that any of such shares are in fact beneficially owned by any person. As of April 18, 2008, the record date, CPA®:17 – Global knows of no shareholder who owns beneficially 5% or more of the outstanding shares.

The following table shows how many shares of CPA®:17 – Global’s common stock were owned by the Directors and Named Executive Officers as of April 18, 2008, the record date. Directors and Named Executive Officers who owned no shares are not listed in the table. The business address of the Directors and officers listed below is the address of our principal executive office, 50 Rockefeller Plaza, New York, NY 10020.

DIRECTOR AND OFFICER STOCK OWNERSHIP

	Amount and Nature
Name of Beneficial Owner	of Beneficial Ownership		Percentage of Class

Wm. Polk Carey	22,222	(1)	*
Richard J. Pinola	5,610		*

All Directors and Executive Officers as a Group (10 Individuals)	27,832		*

 *  Less than 1%

(1) These 22,222 shares are owned by Carey REIT II, Inc.

CODES OF ETHICS

CPA®:17 – Global’s Board of Directors has adopted a Code of Ethics which sets forth the standards of business conduct and ethics applicable to all of our employees, including our principal Executive Officers and Directors. This code is available on the Company’s website (www.cpa17global.com) in the “Corporate Governance” section. We also intend to post amendments to or waivers from the Code of Ethics at this location on the website.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Wm. Polk Carey is the Chairman of CPA®:17 – Global’s Board of Directors. During 2007, CPA®:17 – Global has retained its advisor, Carey Asset Management Corp., to provide advisory services in connection with identifying, evaluating, negotiating, financing, purchasing and disposing of investments, to perform day-to-day management services and certain administrative duties for CPA®:17 – Global pursuant to an advisory agreement. Carey Asset Management Corp. is a Delaware corporation and wholly-owned subsidiary of W. P. Carey & Co. LLC, a Delaware limited liability company of which Wm. Polk Carey is Chairman of the Board and the beneficial owner of over 10% of its equity securities. The advisory agreement between the advisor and CPA®:17 – Global provides for the advisor to be reimbursed for organization and offering costs incurred in connection with CPA®:17 – Global’s public offering of shares of its common stock. In addition, for the services provided to CPA®:17 – Global, the advisor earns an annual asset management fee ranging from 0.5% of average market value, for long-term net leases and certain other types of real estate investments, to 1.75% of average equity value for certain types of securities. Asset management fees are payable in cash or restricted stock at the option of the advisor. An affiliate of the advisor will also receive up to 10% of distributions of available cash of the operating partnership of CPA®:17 – Global, depending on the type of investments CPA®:17 – Global owns. As of December 31, 2007 the advisor and its affiliates owned 22,222 shares (1.84%) of CPA:17 – Global’s common stock.

In addition, in return for performing services related to CPA®:17 – Global’s investment acquisitions, the adviser will be paid acquisition fees, a portion of which will be payable upon acquisition of investments for making of such investments or for the development or construction of properties (the “initial acquisition fee”) with the remainder subordinated to a preferred return threshold (the “subordinated acquisition fee”). The preferred return is an average annualized non-compounded distribution rate of 5% per annum. Acquisition fees payable to the advisor with respect to CPA®:17 – Global’s long-term net lease investments may be up to an average of 4.5% of the total cost of those investments, with 2.5% generally paid when the transaction is completed and 2% generally paid over three years, once the preferred return criterion has been met. For certain types of non-long term net lease investments, initial acquisition fees may range from 0% to 1.75% of the equity invested plus the related acquisition fees, with no deferred acquisition fee being payable. During 2007, CPA®:17 – Global incurred initial acquisition fees of $217,000 and subordinated acquisition fees of $174,000.

The advisor may also receive subordinated disposition fees of up to 3% of the contract sales price of an investment (except with respect to certain securities and loans for which subordinated disposition fees will be 1% of equity capital invested by CPA®:17 – Global) for services provided in connection with CPA®:17 – Global’s liquidation subject to certain conditions. Pursuant to the subordination provisions of the advisory agreement, the disposition fees may be paid only if the applicable preferred return criterion has been achieved through the end of the prior fiscal quarter. Payment of such amount, however, cannot be made until the subordination provisions are met. To the extent that subordinated disposition fees are not paid on a current basis due to the foregoing limitation, the unpaid fees will be due and paid at such time as the limitation has been satisfied, together with interest from the time of disposition of the investment to which they relate, at the rate of 5%. Since CPA®:17 – Global did not sell any of its assets as of December 31, 2007, no such disposition fees have been accrued.

CPA®:17 – Global is liable for expenses incurred in connection with the offering of its securities. These expenses are deducted from the gross proceeds of CPA®:17 – Global’s public offering. Total organization and offering expenses, including underwriting compensation, will not exceed 15% of the gross proceeds of CPA®:17 – Global’s offering. Pursuant to the sales agency agreement between Carey Financial and CPA®:17 – Global, Carey Financial will receive selling commissions of up to $0.65 per share sold, a selected dealer fee of up to $0.20 per share sold and a wholesaling fee of up to $0.15 per share sold. Carey Financial will re-allow all selling commissions to selected dealers participating in the offering and will re-allow up to the full selected dealer fee to the selected dealers. Carey Financial will use any retained portion of the selected dealer fee together with the wholesaling fee to cover other underwriting costs incurred in connection with the offering. Total underwriting compensation paid in connection with this offering, including selling commissions, the selected dealer fee, the wholesaling fee and reimbursements made by Carey Financial to selected dealers, cannot exceed the limitations prescribed by the Financial Industry Regulatory Authority (“FINRA”). The limit on underwriting compensation is currently 10% of gross offering proceeds. CPA®:17 – Global may also reimburse Carey Financial up to an additional 0.5% of offering proceeds for bona fide due diligence expenses. CPA®:17 – Global reimburses its advisor or one of its affiliates for other organization and offering expenses (including, but not limited to, filing fees, legal, accounting, printing and escrow costs). CPA®:17 – Global’s advisor has agreed to be responsible for the payment of organization and offering expenses (excluding selling commissions, selected dealer fees and wholesaling fees) which exceed 4% of the gross offering proceeds. The total costs paid by CPA®:17 – Global’s advisor and its affiliates in connection with the offering of our securities were $2,767,832 through December 31, 2007, none of which has been reimbursed.

CPA®:17 – Global owns a .01% interest in a venture with the remaining interest held by CPA®:16 – Global.

Policies and Procedures With Respect to Related Party Transactions

All of the transactions that we enter into with related persons, such as our Directors, Officers, their immediate family members and our stockholders owning 5% or more of our outstanding stock, must be, after disclosure of such affiliation, approved or ratified by a majority of our Directors (including a majority of independent Directors) who are not otherwise interested in the transaction. In making their determination, such Directors and Independent Directors must consider whether (1) the transaction is in all respects on such terms as, at the time of the transaction and under the circumstances then prevailing, fair and reasonable to our stockholders and (2) the terms of such transaction are at least as favorable as the terms then prevailing for comparable transactions with unaffiliated third parties. In addition, our Charter provides that we may purchase or lease an asset or assets from W. P. Carey & Co.

LLC, our advisor, our directors or affiliates of W. P. Carey & Co. LLC, our advisor or our directors if a majority of our Directors (including a majority of Independent Directors) not otherwise interested in the transaction determines that such transaction is fair and reasonable to us and at a price equal to the cost of the asset to W. P. Carey & Co. LLC, our advisor, our directors or affiliates of W. P. Carey & Co. LLC, our advisor or our directors, or if the price to us is in excess of such cost, that a substantial justification for such excess is reasonable.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on a review of the copies of the forms received and written representations, CPA®:17 – Global believes that during fiscal year 2007, its officers and Directors complied with the beneficial ownership reporting requirements of Section 16(a) of the Securities Exchange Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

From CPA®:17 – Global’s inception, we have engaged the firm of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm. The Board of Directors is in the process of engaging PricewaterhouseCoopers LLP as auditors for 2008. PricewaterhouseCoopers LLP also serves as auditors for our affiliates, W. P. Carey & Co. LLC and its subsidiaries, CPA®:14, CPA®:15 and CPA®:16 – Global.

A representative of PricewaterhouseCoopers LLP will be available at the Annual Meeting to make a statement, if they desire to do so, and to respond to appropriate questions from stockholders.

SHAREHOLDER COMMUNICATIONS

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters and subject to any required assistance or advice from legal counsel, Ms. Susan C. Hyde, Director of Investor Relations, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Directors as she considers appropriate. This monitoring process has been approved by our Independent Directors.

Stockholders who wish to send communications on any topic to the Board should address such communications in care of Ms. Susan C. Hyde, Director of Investor Relations, at W. P. Carey & Co. LLC, 50 Rockefeller Plaza, New York, NY 10020.

APPENDIX A

CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED
CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED
CORPORATE PROPERTY ASSOCIATES 16 — GLOBAL INCORPORATED
CORPORATE PROPERTY ASSOCIATES 17 — GLOBAL INCORPORATED
(collectively, the “Company” or the “CPA® REITs”)

AUDIT COMMITTEES OF THE BOARDS OF DIRECTORS
(collectively, the “Audit Committee,” and the “Board,” respectively)

CHARTERS

I.	GENERAL

The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence, qualifications and performance of the Company’s internal audit function and independent auditors.

The Audit Committee shall consist of no fewer than three members, comprised solely of independent directors meeting the independence and experience requirements of the New York Stock Exchange, the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission; provided, however, that if, during temporary periods, there are not three members of the Board who satisfy such requirements due to vacancies, the Audit Committee shall consist of all such members who satisfy such requirements and in no event less than one person. The members of the Audit Committee shall be appointed by the Board. Each Audit Committee member shall be able to read and understand financial statements and be financially literate.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Audit Committee, and the Company shall provide appropriate funding therefor. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

The Audit Committee shall make regular reports to the Board.

II.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

 1. Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

 2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices, the adequacy of internal controls that could significantly affect the Company’s financial statements and the Company’s disclosures under the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the Company’s Form 10-K. Recommend to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission.

 3. Review the regular internal reports to management prepared by those responsible for the internal audit function and management’s response.

 4. Review with financial management and the independent auditors the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

 5. Review the Advisory Agreement between the Company and the Advisor on an annual basis and recommend action to Board of Directors.

Independent auditors

 6. Appoint or replace the independent auditors, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent auditors. The independent auditors are ultimately accountable to the Audit Committee and the Board, and shall report directly to the Audit Committee. The Audit Committee may consult with management but may not delegate these responsibilities.

 7. Review the performance of the independent auditors. Such review shall include a consideration of whether, in order to assure continuing auditor independence, the lead audit partner or the audit firm itself must be rotated.

 8. Review with the independent auditors, out of the presence of management, internal controls, the fullness and accuracy of the Company’s financial statements and any management letter provided by the auditor and the Company’s response to that letter.

 9. Approve the fees paid to the independent auditors.

10. Preapprove all services to be performed by the independent auditors, including any non-audit services, and cause the Company to properly disclose any approvals of non-audit services by the Audit Committee. Such preapprovals may be delegated to a subcommittee of one or more Audit Committee members, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

Financial Reporting Processes

11. In consultation with the independent auditors and those responsible for the internal audit function, review the integrity of the Company’s financial reporting processes, both internal and external.

12. Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

13. Consider and review, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors, management, or those responsible for the internal audit function.

14. Meet periodically with management to review the Advisor’s policies and practices with respect to risk assessment and management relating to the Company, including major financial risk exposures and the steps management has taken to monitor and control such exposures.

15. Meet regularly and separately with management, personnel responsible for the internal audit function and with the independent auditors to oversee the Company’s internal audit functions and internal controls.

16. Review and discuss with management earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

Process Improvement

17. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

18. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent auditors and those responsible for the internal audit function regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

19. Following completion of the annual audit, review separately with each of management, the independent auditors and those responsible for the internal audit function any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information, and management’s response.

20. Review any significant disagreement among management and the independent auditors or those responsible for the internal audit function in connection with the preparation of the financial statements.

21. Review with the independent auditors, those responsible for the internal audit function and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

22. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

23. Set clear hiring policies for the Company and the Advisor as to employees or former employees of the independent auditors.

Ethical and Legal Compliance

24. Review activities, organizational structure and qualifications of those responsible for the internal audit function.

25. Review, with the Company’s counsel, legal compliance matters including corporate securities trading policies.

26. Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

27. Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

28. Oversee the preparation of and approve the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

29. Evaluate the performance of the Audit Committee annually.

30. Establish procedures for:

(a) the receipt, retention and treatment of complaints received by the Company or the Advisor regarding accounting, internal accounting controls or auditing matters; and

(b) the confidential, anonymous submission by individuals that provide services to the Company of concerns regarding questionable accounting or auditing matters.

The Board of Directors recommends a vote “FOR” all nominees.

			With-	For All
		For	hold	Except
1.	Election of Directors for the One-Year Term Expiring in 2009:	☐	☐	☐

	(01) William P. Carey	(02) Gordon F. DuGan
	(03) Marshall E. Blume	(04) Elizabeth P. Munson
	(05) Richard J. Pinola	(06) James D. Price
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

Please be sure to sign and date	Date
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Please mark your votes as indicated in this example	☒

2.	Such other matters as may properly come before the meeting at the discretion of the proxy holders.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED OR SPECIFIED. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE NOMINATED DIRECTORS. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR OR AGAINST ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING AT THE DISCRETION OF THE PROXY HOLDER.
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REVOCABLE PROXY
CORPORATE PROPERTY ASSOCIATES 17 – GLOBAL INCORPORATED
Proxy for Annual Meeting of Stockholders – June 12, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned shareholder of Corporate Property Associates 17 – Global Incorporated appoints Thomas E. Zacharias and Mark J. DeCesaris, and each of them, with full power of substitution, as proxy to attend the Annual Meeting of Stockholders of the Company to be held at Corporate Property Associates 17 – Global Incorporated’s executive offices, 50 Rockefeller Plaza, New York, New York 10020, on June 12, 2008, at 4:00 p.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
AUTHORIZE YOUR PROXY VIA THE INTERNET OR BY TELEPHONE.
(Continued, and to be marked, dated and signed, on the other side)
ê          FOLD AND DETACH HERE          ê
CORPORATE PROPERTY ASSOCIATES 17 – GLOBAL INCORPORATED
ANNUAL MEETING – JUNE 12, 2008
YOUR VOTE IS IMPORTANT!
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